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                                                                   EXHIBIT 10.27


When Recorded, Return To:
THE FROST NATIONAL BANK
P.O. Box 1600
San Antonio, Texas 78296
Attention:  Loan No. 8294746-0100
Loan Documentation Department, RB-2
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[LOGO] MODIFICATION, RENEWAL AND EXTENSION AGREEMENT

THE STATE OF TEXAS   Section
                     Section
COUNTY OF TARRANT    Section

     THIS MODIFICATION, RENEWAL AND EXTENSION AGREEMENT ("Agreement") is entered into this 27th day of October, 2003, by and between THE FROST NATIONAL BANK, a national banking association ("Lender"), and CRAFTMADE INTERNATIONAL, INC., a Delaware corporation ("Borrower").

                                   RECITALS:

     A. Lender is the sole owner and holder of that one certain Revolving Promissory Note (the "Note") dated November 6, 2001, executed by Borrower and payable to the order of Lender in the original principal amount of Twenty Million and No/100 Dollars ($20,000,000).

     B. Borrower and Lender entered into a Loan Agreement, dated November 21, 2001, as amended by a First Amendment to Loan Agreement effective as of August 13, 2003 (collectively, the "Loan Agreement").

     C. The Note is secured by a Security Agreement dated November 6, 2001, between Borrower and Lender, covering certain collateral as more particularly described therein; a Security Agreement dated November 6, 2001, between Trade Source International, Inc., a Delaware corporation, and Lender, covering certain collateral as more particularly described therein; a Security Agreement dated November 6, 2001, between Durocraft International, Inc., a Texas corporation, and Lender, covering certain collateral as more particularly described therein; and a Security Agreement dated November 6, 2001, between Design Trends, LLC, a Delaware limited liability company, and Lender, covering certain collateral as more particularly described therein (collectively, the "Security Agreements"). The Note, Loan Agreement, Security Agreements and all modifications, renewals and extensions described below are hereafter collectively referred to as the "Loan Documents."

     D. The Note matured in accordance with its terms on October 31, 2003.



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     E. Borrower has requested that Lender modify certain provisions of the Loan
Agreement, all as hereinafter provided, and in consideration thereof Borrower has made certain agreements with Lender as hereinafter more fully set forth.

     F. Lender has agreed to such requests, subject to the terms and conditions set forth herein.

     NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, Borrower and Lender hereby agree as follows:

     1. Acknowledgment of Outstanding Balance. The parties hereto acknowledge that the outstanding principal balance of the Note as of the date hereof is SEVEN MILLION SEVEN HUNDRED THOUSAND AND NO/100 DOLLARS ($7,700,000.00) and the amount available for advances is TWELVE MILLION THREE HUNDRED THOUSAND AND NO/100 DOLLARS ($12,300,000.00).

     2. Renewal and Extension of Maturity. The Note is hereby renewed and the maturity of the Note is hereby extended to October 31, 2005 (the "Revised Maturity Date").

     3. Required Payments. From and after the effective date of this Agreement, principal and interest under the Note shall be due and payable as follows:

     Interest only shall be due and payable monthly as it accrues on the last day of each and every calendar month, beginning November 30, 2003, and continuing regularly and monthly thereafter until October 31, 2005, when the entire amount hereof, principal and interest then remaining unpaid, shall be then due and payable; interest being calculated on the unpaid principal each day principal is outstanding and all payments made credited to any collection costs and late charges, to the discharge of interest accrued and to the reduction of the principal, in such order as Lender shall determine.

     4. Interest Rate. The annual interest rate provided for in the Note shall continue to be charged from and after the effective date of this Agreement in accordance with the Note.

     5. Loan Agreement. The following subsections of Section 9 "Financial Covenants" of the Loan Agreement are hereby deleted in their entirety and replaced with:

     (a) Debt to Worth Ratio. Borrower will maintain, at all times, a ratio of
     (a) total liabilities (excluding any Subordinated Debt), to (b) Tangible Net Worth of not greater than 2.0 to 1.0, tested quarterly.

     (c) Fixed Charge Coverage Ratio. Borrower will maintain, as of the end of each fiscal quarter, a ratio of (a) net income after taxes plus depreciation, amortization, other non-cash expenses and interest expense for the 12 month period ending with


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     such fiscal quarter to (b) interest expense, dividends and capital expenditures for such 12 month period and current portion of long-term debt for the prior 12 month period, of not less than 1.25 to 1.0.

     6. Usury. No provisions of this Agreement or the Loan Documents shall require the payment or permit the collection, application or receipt of interest in excess of the maximum permitted by applicable state or federal law. If any excess of interest in such respect is herein or in any such other instrument provided for, or shall be adjudicated to be so provided for herein or in any such instrument, the provisions of this paragraph shall govern, and neither Borrower nor any endorsers of the Note nor their respective successors, assigns or personal representatives shall be obligated to pay the amount of such interest to the extent it is in excess of the amount permitted by applicable law. It is expressly stipulated and agreed to be the intent of Borrower and Lender to at all times comply with the usury and other laws relating to the Loan Documents and any subsequent revisions, repeals or judicial interpretations thereof, to the extent applicable thereto. In the event Lender or other holder of the Note ever receives, collects or applies as interest any such excess, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of the Note and, if upon such application the principal balance of the Note is paid in full, any remaining excess shall be forthwith paid to Borrower and the provisions of the Loan Documents shall immediately be deemed reformed and the amounts thereafter collectible thereunder reduced, without the necessity of execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for thereunder. In determining whether or not the interest paid or payable under any specific contingency exceeds the maximum interest allowed to be charged by applicable law, Borrower and Lender or other holder hereof shall, to the maximum extent permitted under applicable law, amortize, prorate, allocate and spread the total amount of interest throughout the entire term of the Note so that the amount or rate of interest charged for any and all periods of time during the term of the Note is to the greatest extent possible less than the maximum amount or rate of interest allowed to be charged by law during the relevant period of time. Notwithstanding any of the foregoing, if at any time applicable laws shall be changed so as to permit a higher rate or amount of interest to be charged than that permitted prior to such change, then unless prohibited by law, references in the Note to "applicable law" for purposes of determining the maximum interest or rate of interest that can be charged shall be deemed to refer to such applicable law as so amended to allow the greater amount or rate of interest.

     7. RELEASE AND WAIVER OF CLAIMS. IN CONSIDERATION OF (i) THE MODIFICATION OF CERTAIN PROVISIONS OF THE NOTE, AS HEREIN PROVIDED, AND (II) THE OTHER BENEFITS RECEIVED BY BORROWER HEREUNDER, BORROWER HEREBY RELEASES, RELINQUISHES AND FOREVER DISCHARGES LENDER, AS WELL AS ITS PREDECESSORS, SUCCESSORS, ASSIGNS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES AND REPRESENTATIVES, OF AND FROM ANY AND ALL CLAIMS, DEMANDS, ACTIONS AND CAUSES OF ACTION OF ANY AND EVERY KIND OR CHARACTER, PAST OR PRESENT, WHICH BORROWER MAY HAVE AGAINST LENDER AND ITS PREDECESSORS, SUCCESSORS, ASSIGNS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES AND REPRESENTATIVES ARISING OUT OF OR WITH RESPECT TO (a) ANY RIGHT OR POWER TO BRING ANY CLAIM AGAINST LENDER FOR USURY OR TO PURSUE ANY CAUSE OF ACTION AGAINST LENDER BASED ON ANY CLAIM OF USURY, AND (b) ANY AND ALL TRANSACTIONS RELATING TO THE LOAN DOCUMENTS OCCURRING PRIOR TO THE DATE HEREOF, INCLUDING ANY LOSS, COST OR DAMAGE, OF ANY KIND


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OR CHARACTER, ARISING OUT OF OR IN ANY WAY CONNECTED WITH OR IN ANY WAY
RESULTING FROM THE ACTS, ACTIONS OR OMISSIONS OF LENDER, AND ITS PREDECESSORS, SUCCESSORS, ASSIGNS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES AND REPRESENTATIVES, INCLUDING ANY BREACH OF FIDUCIARY DUTY, BREACH OF ANY DUTY OF FAIR DEALING, BREACH OF CONFIDENCE, BREACH OF FUNDING COMMITMENT, UNDUE INFLUENCE, DURESS, ECONOMIC COERCION, CONFLICT OF INTEREST, NEGLIGENCE, BAD FAITH, MALPRACTICE, INTENTIONAL OR NEGLIGENT INFLICTION OF MENTAL DISTRESS, TORTIOUS INTERFERENCE WITH CONTRACTUAL RELATIONS, TORTIOUS INTERFERENCE WITH CORPORATE GOVERNANCE OR PROSPECTIVE BUSINESS ADVANTAGE, BREACH OF CONTRACT, DECEPTIVE TRADE PRACTICES, LIBEL, SLANDER OR CONSPIRACY, BUT IN EACH CASE ONLY TO THE EXTENT PERMITTED BY APPLICABLE LAW.

     8. Reaffirmation of Representations, Etc. Borrower hereby reaffirms to Lender each of the representations, warranties, covenants and agreements of Borrower set forth in the Loan Documents.

     9. Enforceable Obligations. Borrower hereby ratifies, affirms, reaffirms, acknowledges, confirms and agrees that the Loan Documents represent valid and enforceable obligations of Borrower, and Borrower further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Note, and Borrower further acknowledges and represents that no event has occurred and no condition exists which would constitute a default under the Loan Documents or this Agreement, either with or without notice or lapse of time, or both.

     10. No Release of Liens. This Agreement in no way acts as a release or relinquishment of the liens, security interests and rights (the "Liens") created or evidenced by the Security Agreement. The Liens are hereby ratified and confirmed by Borrower in all respects and are extended to secure (i) the principal amount of the Note, (ii) all interest, charges and other sums payable with respect thereto, and (iii) the performance of all other obligations under the Security Agreement.

     11. Additional Renewals and Extensions. Notwithstanding anything to the contrary contained herein or inferred hereby or in any other instrument executed by Borrower or in any other action or conduct undertaken by Borrower on or before the date hereof, the agreements, covenants and provisions contained herein shall constitute the only evidence of Lender's consent to extend the terms and provisions of the Loan Documents in the manner set forth herein. No express or implied consent to any further extensions and/or modifications involving any of the matters set forth in this Agreement or otherwise, shall be inferred or implied from Lender's execution of this Agreement. Further, Lender's execution of this Agreement shall not constitute a waiver (either express or implied) of the requirement that any further extensions and/or modifications of the Loan Documents shall require the express written approval of Lender, no such approval (either express or implied) having been given as of the date hereof.

     12. Miscellaneous. (a) As modified hereby, the provisions of the Note and the Security Agreement shall continue in full force and effect, and the Borrower acknowledges and reaffirms its liability to Lender thereunder. In the event of any inconsistency between this Agreement and the terms of the Loan Documents, this Agreement shall govern.



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     (b) Borrower hereby agrees to pay all costs and expenses incurred by Lender in connection with the execution and administration of this Agreement and the modification of the Loan Documents including, but not limited to, all appraisal costs, title insurance costs, legal fees incurred by Lender and filing fees.

     (c) Any default by Borrower in the performance of its obligations herein contained shall constitute a default under the Loan Documents and shall allow Lender to exercise all of its remedies set forth in the Loan Documents.

     (d) Lender does not, by its execution of this Agreement, waive any rights it may have against any person not a party to this Agreement.

     (e) In case any of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     (f) This Agreement and the Loan Documents shall be governed and construed according to the laws of the State of Texas (without regard to any conflict of laws principles) and the applicable laws of the United States.

     (g) This Agreement shall be binding upon and inure to the benefit of Lender, Borrower and their respective successors, assigns and legal representatives.

     (h) Borrower hereby acknowledges and agrees that it has entered into this Agreement of its own free will and accord and in accordance with its own judgment after advice of its own legal counsel, and states that it has not been induced to enter into this Agreement by any statement, act or representation of any kind or character on the part of the parties hereto, except as expressly set forth in this Agreement.

     (i) This Agreement may be executed in multiple counterparts, each of which shall constitute an original instrument, but all of which shall constitute one and the same agreement.

     (j) Except as modified herein, all other terms, conditions and provisions of Loan Documents shall remain in full force and effect as of the date thereof and Borrower acknowledges and reaffirms its liability to Lender thereunder.

     EXECUTED as of the day and year first above written.




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BORROWER                                   LENDER:

CRAFTMADE INTERNATIONAL, INC., a           THE FROST NATIONAL BANK,
Delaware corporation                       a national banking


By:                                        By:
   -------------------------------            -------------------------------
   James R. Ridings, President                D. Michael Randall, Senior Vice
                                              President


                       Guarantor Ratification of Agreement

     By executing this Agreement, Design Trends, LLC, a Delaware limited liability company; Durocraft International, Inc., a Texas corporation; Trade Source International, Inc., a California corporation; and C/D/R/ Incorporated, a Delaware corporation each as a Guarantor of the indebtedness evidenced by the Note, as set forth in Guaranty Agreements (collectively, the "Guaranty") dated November 6, 2001, hereby expressly agree (a) to all of the terms and provisions of this Agreement, (b) to the continuing validity of the Guaranty and all duties and obligations thereunder, (c) that its liability under the Guaranty shall not be reduced, altered, limited, lessened or in any way affected by the execution and delivery of this Agreement by the parties hereto, and (d) that the Guaranty shall remain in full force and effect and enforceable in accordance with its terms.

                                        Design Trends, LLC, a
                                        Delaware limited liability company

                                        By: Craftmade International, Inc., a
                                            Delaware corporation, Manager

                                        By:
                                           -----------------------------------
                                           James R. Ridings, President


                                        Durocraft International, Inc., a
                                        Texas corporation


                                        By:
                                           -----------------------------------
                                           Kathleen B. Oher, Secretary

                                        Trade Source International, Inc., a
                                        California corporation

                                        By:
                                           -----------------------------------
                                           Kathleen B. Oher, Secretary



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

                                        C/D/R Incorporated, a
                                        Delaware corporation


                                        By:
                                           -----------------------------------
                                           Clifford Crimmings, V.P. Marketing


THE STATE OF TEXAS      Section
                        Section
COUNTY OF TARRANT       Section

     This instrument was acknowledged before me on the 28th day of October, 2003, by D. Michael Randall, Senior Vice President of THE FROST NATIONAL BANK, a national banking association, on behalf of said banking association.


                                    -------------------------------------------
                                    Notary Public in and for the State of Texas


THE STATE OF TEXAS       Section
                         Section
COUNTY OF TARRANT        Section

     This instrument was acknowledged before me on the 28th day of October, 2003, by James R. Ridings, President of Craftmade International, Inc., a Delaware corporation, on behalf of said corporation.


                                    -------------------------------------------
                                    Notary Public in and for the State of Texas


THE STATE OF TEXAS       Section
                         Section
COUNTY OF TARRANT        Section

     This instrument was acknowledged before me on the 28th day of October, 2003, by James R. Ridings, President of Craftmade International, Inc., manager of Design Trends, LLC, a Delaware limited liability company, on behalf of said limited liability company.


                                    -------------------------------------------
                                    Notary Public in and for the State of Texas




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THE STATE OF TEXAS       Section
                         Section
COUNTY OF TARRANT        Section

     This instrument was acknowledged before me on the 28th day of October, 2003, by Kathleen B. Oher, Secretary of each of Durocraft International, Inc., a Texas corporation, and Trade Source International, Inc., a California corporation, on behalf of said corporations.

                                    -------------------------------------------
                                    Notary Public in and for the State of Texas


THE STATE OF TEXAS       Section
                         Section
COUNTY OF TARRANT        Section

     This instrument was acknowledged before me on the 28th day of October, 2003, by Clifford Crimmings, Vice President of Marketing of C/D/R/ Incorporated, a Delaware corporation, on behalf of said corporation.

                                    -------------------------------------------
                                    Notary Public in and for the State of Texas



PREPARED IN THE LAW OFFICE OF:

Cantey & Hanger, L.L.P.
Burnett Plaza, Suite 2100
801 Cherry Street, Unit #2
Fort Worth, Texas 76102-6821



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